ALLONGE TO REPLACEMENT PROMISSORY NOTE

     This Allonge made this 6th day of September, 2002, to the Replacement Promissory Note dated December 20, 1996, as amended by Allonge dated January 11, 1999, Allonge dated August 20, 1999, Allonge dated August 4, 2000, and Allonge dated July 11, 2001, made by The Bank of New York, not in its individual or corporate capacity, but solely in its capacity as Trustee of the Mid Atlantic Medical Services, Inc. Stock Compensation Trust ("Borrower") in favor of Mid Atlantic Medical Services, Inc. ("Lender").

     WHEREAS, Borrower executed and delivered to Lender a Replacement Promissory Note dated December 20, 1996 in the original principal amount of $129,902,500 (the "Original Note").

     WHEREAS, the Original Note was most recently amended by an Allonge on July 11, 2001.

     WHEREAS,  under  the terms of such  Allonge,  the  principal  amount of the
Original   Note  due  and  owing  as  of  July  11,   2001  was   increased   to
$145,594,696.75.

     WHEREAS, $91,692,572.75 of the principal amount of the Original Note, as amended by such Allonge (the "Amended Note") remains unpaid as of the date hereof.

     WHEREAS, in order to finance the Borrower's purchase of 2,000,000 shares of the Lender's common stock pursuant to the terms of Common Stock Purchase Agreement of even date herewith between the Borrower and Lender, Borrower and Lender wish to increase the principal amount of the Amended Note due and owing from $91,692,572.75 to $161,572,572.75 while leaving all other terms of the Amended Note unamended.

     NOW, THEREFORE, for good and valuable consideration and intending to be legally bound hereby, the parties hereto agree as follows:

          (1) The Amended Note is hereby amended by deleting all references to "$145,594,696.75" and by inserting in lieu thereof "$161,572,572.75."

          (2) The last sentence of the second paragraph of the Amended Note is hereby amended by deleting the date "July 11, 2001" and by inserting in lieu thereof "September 6, 2002."

          (3) Schedule A attached to the Amended Note is hereby amended and restated in its entirety in the form attached hereto as Exhibit 1.

          (4) Schedule B attached to the Amended Note is hereby amended and restated in its entirety in the form attached hereto as Exhibit 2.

          (5) Except as expressly amended hereby, the Amended Note shall remain unamended and in full force and effect.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, this Allonge to Replacement Promissory is made effective as of the 6th day of September, 2002.


Attest:                             THE BANK OF NEW YORK, not in its individual
                                    or corporate capacity, but solely in its
                                    capacity as Trustee of the Mid Atlantic
                                    Medical Services, Inc. Stock Compensation
                                    Trust
By:  /s/  Thomas Macioce            By:  /s/ Lorraine Serio
______________________________           ______________________________
                                             Lorraine Serio
                                    Title:   Vice President


Attest:                             MID ATLANTIC MEDICAL SERVICES, INC.

______________________________      By:  /s/ Robert E. Foss
                                         ______________________________
                                             Robert E. Foss
                                    Title:   Senior Executive Vice President
                                             and Chief Financial Officer

                                   Exhibit 1

Trust Year                      Amount

         2002                   8,500,000
         2003                  17,000,000
         2004                  17,000,000
         2005                  17,000,000
         2006                  17,000,000
         2007                  17,000,000
         2008                  17,000,000
         2009                  17,000,000
         2010                  17,000,000
         2011                  17,072,573


                         MAMSI Stock Compensation Trust

                                    Exhibit 2

  Interest
  Pay Date       Year         Amount
-----------------------------------------
    10/15            2002      2,485,034
    1/15             2003      3,148,340
    4/15                       3,061,451
    7/15                       2,978,340
    10/15                      2,891,451
    1/15             2004      2,808,340
    4/15                       2,721,451
    7/15                       2,638,340
    10/15                      2,551,451
    1/15             2005      2,468,340
    4/15                       2,381,451
    7/15                       2,298,340
    10/15                      2,211,451
    1/15             2006      2,128,340
    4/15                       2,041,451
    7/15                       1,958,340
    10/15                      1,871,451
    1/15             2007      1,788,340
    4/15                       1,701,451
    7/15                       1,618,340
    10/15                      1,531,451
    1/15             2008      1,448,340
    4/15                       1,361,451
    7/15                       1,278,340
    10/15                      1,191,451
    1/15             2009      1,108,340
    4/15                       1,021,451
    7/15                         938,340
    10/15                        851,451
    1/15             2010        768,340
    4/15                         681,451
    7/15                         598,340
    10/15                        511,451
    1/15             2011        428,340
    4/15                         341,451
    7/15                         258,340
    8/26                          78,106
                          ---------------
                              62,147,927
                          ===============